                                                             EXHIBIT (a)(1)(iii)

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

         IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO LANDAIR ACQUISITION CORPORATION OR TRANSFEREE.

                          NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK
                            PAR VALUE $.01 PER SHARE
                                       OF
                               LANDAIR CORPORATION
                                       BY
                         LANDAIR ACQUISITION CORPORATION
                          A CORPORATION WHOLLY OWNED BY
                               SCOTT M. NISWONGER
                                       AND
                                  JOHN A. TWEED

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     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN
  STANDARD TIME, ON THURSDAY, JANUARY 23, 2003, UNLESS THE OFFER IS EXTENDED.

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         As set forth under Section 3 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates representing shares of common stock, par value $.01 per share (the "Shares"), of Landair Corporation, a Tennessee corporation ("Landair"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis, or
(iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                                  SUNTRUST BANK

     BY MAIL:                BY OVERNIGHT COURIER:                BY HAND:
  SUNTRUST BANK                  SUNTRUST BANK                  SUNTRUST BANK
   ATTN: REORG                    ATTN: REORG                    ATTN: REORG
  P.O. BOX 4625                58 EDGEWOOD AVE.               58 EDGEWOOD AVE.
ATLANTA, GA 30302                  ROOM 225                       ROOM 225
                               ATLANTA, GA 30303              ATLANTA, GA 30303

FOR NOTICE OF GUARANTEED DELIVERY                         TO CONFIRM FACSIMILE
    BY FACSIMILE TRANSMISSION:                             TRANSMISSION ONLY:
         (404) 332-3875                                      (404) 588-7815

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Landair Acquisition Corporation, a Tennessee corporation wholly owned by Scott M. Niswonger and John A. Tweed, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 23, 2002 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

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Signature(s):
             ------------------------------------------------------------------

Name(s) of Record Holder(s):
                            ---------------------------------------------------

Number of Shares:
                 --------------------------------------------------------------

Certificate Number(s) (If Available):
                                     ------------------------------------------

Dated:________________________, 200__

Address(es):
            -------------------------------------------------------------------
                                    (INCLUDE ZIP CODE)

Area Code and Telephone Number(s):
                                  ---------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  -----------------------------

Check box if Shares will be tendered by book-entry transfer: [ ]

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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three Nasdaq National Market trading days after the date hereof.


Name of Firm:
             ------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ---------------------------------------------------

Authorized Signature:
                     ----------------------------------------------------------

Name:
     --------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Title:
      -------------------------------------------------------------------------

Date:
     --------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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